UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2023

XPONENTIAL FITNESS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40638	84-4395129
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17877 Von Karman Ave., Suite 100 Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 346-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2, below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	XPOF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Offering of Class A Common Stock

On February 7, 2023, Xponential Fitness, Inc. (the “Company,” “Xponential,” “we,” “our,” or “us”) entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc. and Jefferies LLC as the representatives of the underwriters named in Schedule A thereto (the “Underwriters”), Xponential Intermediate Holdings LLC, a Delaware limited liability company, and the selling stockholders named in Schedule B thereto (the “Selling Stockholders”), pursuant to which the Selling Stockholders agreed to sell to the Underwriters 5,000,000 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Shares”). The Shares were sold at a public offering price of $24.50 per share, and were purchased by the Underwriters from the Selling Stockholders at a price of $23.34 per share. The Selling Stockholders are entities affiliated with Mark Grabowski, the Company’s chairman of the board of directors, and Anthony Geisler, the Company’s chief executive officer. In connection with the offering, certain of the Selling Stockholders have granted the Underwriters a 30-day option to purchase up to an additional 750,000 shares of Class A common stock at the public offering price, less the Underwriters’ discounts and commissions.

On February 10, 2023, the offering closed. All Shares in the offering were sold by the Selling Stockholders. The Company did not receive any of the proceeds from the sale of Shares by the Selling Stockholders in the offering.

The Shares were sold in a public offering pursuant to a Registration Statement on Form S-3 (File No. 333-269336) (the “Registration Statement”) and a related prospectus and prospectus supplement, in each case filed with the Securities and Exchange Commission. The above description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement. A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

A copy of the opinion of Davis Polk & Wardwell LLP relating to the validity of the Shares is filed as Exhibit 5.1 hereto and is incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of February 7, 2023, by and among Xponential Fitness, Inc., Xponential Intermediate Holdings, LLC, BofA Securities, Inc., Jefferies LLC, as representatives of the several underwriters named in Schedule A thereto and the selling stockholders named in Schedule B thereto

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XPONENTIAL FITNESS, INC.

Date: February 10, 2023	By:	/s/ Anthony Geisler
	Name:	Anthony Geisler
	Title:	Chief Executive Officer